UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 7, 2014

Cadiz Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-12114 (Commission File Number)	77-0313235 (IRS Employer Identification No.)
550 South Hope Street, Suite 2850, Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

Registrant’s telephone number, including area code:  (213) 271-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

    On November 7, 2014, Cadiz Inc. (the “Company”) entered into definitive Securities Purchase Agreement (the “Purchase Agreement”) with an investor (the “Investor”), relating to a registered offering (the “Offering”) of 1,200,000 shares (the “Shares”) of the Company’s common stock, $0.01 par value per share, to the Investor.  The Shares are being sold at a price of $10.1751 per share, yielding estimated proceeds to the Company of $12,140,120.  The offering price per share was determined by reference to the recent volume weighted average closing price of the Company’s common stock.  The closing of the Offering is expected to take place on or about November 12, 2014, subject to the satisfaction of customary closing conditions.  The offering and issuance of the Shares are being made pursuant to an effective Registration Statement on Form S-3, Registration No. 333-190288.

    A copy of the form of Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  The description of the material terms of the Purchase Agreement contained in this Current Report is qualified in its entirety by reference to Exhibit 10.1.

    The Company’s press release, dated November 10, 2014, announcing the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

    Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in the press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at the Company’s internet address into this Current Report on Form 8-K. The information available at the Company’s internet address is not part of this Current Report on Form 8-K or any other report filed by the Company with the SEC.

Item 8.01     Other Events

    On November 10, 2014, the Company issued a press release announcing the Offering.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit No.	Description
5.1	Opinion of Cadwalader, Wickersham & Taft LLP
10.1	Form of Securities Purchase Agreement, dated as of November 7, 2014, by and between Cadiz Inc. and the purchaser party thereto.
99.1	Press Release dated November 10, 2014

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadiz Inc.

By:	/s/ Timothy J. Shaheen
Timothy J. Shaheen
Chief Financial Officer

Dated:  November 10, 2014

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Cadwalader, Wickersham & Taft LLP
10.1	Form of Securities Purchase Agreement, dated as of November 7, 2014, by and between Cadiz Inc. and the purchaser party thereto.
99.1	Press Release dated November 10, 2014

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